UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2016

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-7885	52-0898545
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 22, 2016, Universal Security Instruments, Inc. (the “Company”) received a letter from NYSE MKT LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 with the Securities and Exchange Commission (the “SEC”). The letter also states that the Company’s failure to timely file such Quarterly Report on Form 10-Q is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange.

The Exchange has informed the Company that, in order to maintain its listing on the Exchange, the Company must, by December 22, 2016, submit a plan of compliance (the “Plan”) addressing how it intends to regain compliance with Sections 134 and 1101 of the Company Guide by February 22, 2017 (the “Plan Period”). If the Company’s Plan is accepted by the Exchange, then the Company will be able to continue its listing during the Plan Period, during which time the Company will be subject to periodic review to determine whether it is making progress consistent with the Plan. If the Company does not submit a Plan, or if the Company’s Plan is not accepted by the Exchange, then the Company will be subject to delisting proceedings. Furthermore, if the Plan is accepted by the Exchange, but the Company is not in compliance with the continued listing standards of the Company Guide by February 22, 2017, or if the Company does not make progress consistent with the Plan during the Plan Period, then the Exchange staff will initiate delisting proceedings as appropriate. The Company is working diligently to file the late Quarterly Report on Form 10-Q and regain compliance with the Company Guide, and currently anticipates that the late filing will be made by December 9, 2016.

On November 23, 2016, the Company issued a press release announcing its receipt of the letter from the Exchange. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c)       Exhibits

The following exhibits are filed herewith:

Exhibit No.

99.1	Press Release dated November 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: November 23, 2016	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President